EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly  Report of AFFORDABLE GREEN HOMES INTERNATIONAL, INC. (the  "Company") on Form 10-QSB for the period ended September 30, 2007, as filed with the Securities and Exchange  Commission  on the date hereof (the  "Report"),  I, Juliann Basilo, Principal Financial Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The  information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

Date: November 28, 2007	By:	/s/ Juliann Basilo
Juliann Basilo
Principal Financial Officer